UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Lyra Therapeutics, Inc.

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LYRA THERAPEUTICS Your Vote Counts! LYRA THERAPEUTICS, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM EDT LYRA THERAPEUTICS, INC. 480 ARSENAL WAY WATERTOWN, MASSACHUSETTS 02472 D47653-P51870 You invested in LYRA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021. Get informed before you vote You may view the Form 10-K and Proxy Statement and Notice of Annual Meeting of Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by making a request prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. For complete information and to vote before the meeting, visit www.ProxyVote.com Control # Vote Virtually during the Meeting* May 26, 2021 8:30 AM EDT Smartphone users Point your camera here and vote without entering a control number Meeting to be held virtually at: www.virtualshareholdermeeting.com/LYRA2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. Board Recommends Voting Items 1. Election of Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified Nominees: For 01) Edward Anderson 02) Konstantin Poukalov 03) Nancy L. Snyderman, M.D., FACS 2. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47654-P51870